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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                  May 13, 2003
                Date of Report (Date of earliest event reported)


                                   SYLVAN INC.

             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-18967

                       Nevada                               25-1603408
            (State or other jurisdiction                 (I.R.S. Employer
                   of incorporation)                    Identification No.)


          333 Main Street, P.O. Box 249
              Saxonburg, Pennsylvania                       16056-0249
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (724) 352-7520



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Item 7.   Financial Statements and Exhibits.

c)       The following exhibits are filed with this document

Exhibit
Number               Description
----------           --------------

99.1 Press release, dated May 13, 2003, regarding earnings for the first quarter of 2003.


Item 9.  Regulation FD Disclosure.

The information set forth in this report is being furnished pursuant to Item 12
- Results of Operations and Financial Condition - of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Incorporated by reference is a press release issued by the registrant on May 13, 2003, regarding earnings for the first quarter of 2003, attached as Exhibit 99.1.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYLVAN INC.

Date:      May 15, 2003                     By:  /s/ Fred Y. Bennitt
                                                 ------------------------------
                                                 FRED Y. BENNITT
                                                 Secretary/Treasurer




                                  EXHIBIT INDEX

Exhibit
Number                     Description
----------                 --------------

99.1                       Press release dated May 13, 2003